Exhibit 99.1
Riverbed Technology Reports Third Quarter 2013 Results

Riverbed Technology (NASDAQ: RVBD), Riverbed Technology (NASDAQ: RVBD), the application performance company, today reported financial results for its third quarter ended September 30, 2013 (Q3’13).

GAAP revenue for Q3’13 was $262 million, compared to $219 million in the third quarter of 2012 (Q3’12), representing 20% year-over-year growth. GAAP net income for Q3'13 was $3.8 million, or $0.02 per diluted share, compared to GAAP net income of $24.7 million, or $0.15 per diluted share, in Q3’12.
Non-GAAP revenue for Q3’13 was $265 million, an increase of 21% compared to $219 million in Q3’12. Non-GAAP net income for Q3’13 was $43.3 million, or $0.26 per diluted share, compared to non-GAAP net income of $46.1 million, or $0.28 per diluted share, in Q3’12.
“In a mixed economic environment, which was particularly evident in the government vertical, Riverbed delivered solid third quarter results," said Jerry M. Kennelly, Riverbed chairman and CEO. "Strong margin performance and prudent expense control drove higher profitability in the quarter," continued Kennelly. "We further demonstrated our commitment to driving shareholder value by executing a $50 million stock repurchase during the quarter, continuing our track record of returning a substantial amount of free cash flow to investors in the form of share repurchases.”

Q3’13 Business Highlights

•	Extended market-leading Riverbed® Steelhead® wide area network optimization (WAN) product family with the addition of a new hardware appliance and upgrades to Steelhead software with RiOS® 8.5

◦
RiOS 8.5 introduces Path Selection which allows IT organizations to cost-effectively deploy and manage complex hybrid networks ensuring the right path and service level for each application with no impact to end user experience

◦	RiOS 8.5 integration with Riverbed Cascade® Profiler software helps IT managers meet application service level agreements

◦
New Steelhead CX 255 series appliance brings enterprise-class WAN optimization cost-effectively to every branch office offering the same benefits found in larger Steelhead WAN optimization solutions, including decreasing bandwidth utilization by up to 98 percent and improving application acceleration up to 100 times faster

•
Achieved significant milestone with the integration of the Riverbed Cascade® and OPNET product families introducing a single appliance combining application-aware network performance management and application performance management. The integrated solution provides end-to-end performance management giving customers a single solution to maximize performance, availability and productivity of critical applications.

•	Introduced new higher capacity, higher performance Riverbed Granite® appliance and added support for Fibre Channel

•
Announced alliance with Joyent to launch Riverbed Stingray® and Joyent Content Delivery Cloud. The new offering combines Joyent’s public cloud infrastructure with Stingray ADC software to improve performance and flexibility while reducing costs compared to the traditional content delivery network.

•
Awarded certification under the J.D. Power 2013 Certified Technology Service and Support Program for the third consecutive year. This certification acknowledges excellence in delivering outstanding service and support on a worldwide basis, with customer satisfaction scores among the top 20 percent of companies nationwide offering technology support.

•	Recently appointed executives:

◦	Kate Hutchison, Senior Vice President and Chief Marketing Officer; joins Riverbed from executive marketing roles at Polycom, VMware, Citrix, and BEA Systems

◦
Ginna Raahauge, Senior Vice President and Chief Information Officer; joins Riverbed from Cisco where she was responsible for the technology platform for Cisco's global order through invoice process and revenue recognition

Conference Call
Riverbed will host a conference call today, October 28, 2013, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its third quarter 2013 results. The call will be broadcast live over the Internet at http://www.riverbed.com/investors. A replay of the conference call will also be available via webcast at http://www.riverbed.com/investors for 12 months.

Analyst/Investor Meeting
Riverbed will host a meeting for analysts and investors at The Bently Reserve in San Francisco, from 1:00 p.m. to 5:00 p.m. PT on Monday, November 18, 2013.

To register online, please visit:

http://ir.riverbed.com/phoenix.zhtml?c=198235&p=AnalystMeeting2013

For more information email Riverbed Investor Relations at ir@riverbed.com.

Use of Non-GAAP Financial Information

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income and non-GAAP net income per share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments based on the following items, as well as the related income tax effects, adjustments related to our tax valuation allowance and the interim tax cost of the one-time transfer of intellectual property rights between Riverbed legal entities:
Support and services deferred revenue: Business combination accounting rules require us to account for the fair value of support and service contracts assumed in connection with our acquisitions. The book value of the acquisition deferred support and services revenue related to OPNET was reduced by $19 million in the adjustment to fair value. Because these are typically one to five year contracts, our GAAP revenues for the periods subsequent to the acquisition of a business do not reflect the full amount of service revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.
Inventory and cost of product revenue: Business combination accounting rules require us to account for the fair value of inventory acquired in connection with our acquisitions. The fair value of inventory is estimated as the selling price minus the estimated cost to sell. In the period subsequent to the acquisition, the cost of product revenue includes the higher fair value of the acquired inventory.
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related and other expenses: We incur significant expenses in connection with our acquisitions and also incur certain other operating expenses, which we would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, the write-down of certain acquired in-progress research and development intangibles, and foreign exchange losses on the acquisition related contingent consideration. We believe it is useful for investors to understand the effects of these items on our total operating expenses.

Forward-Looking Statements
This press release contains forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and to timely develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; difficulties encountered in integrating new or acquired businesses and technologies; the inability to identify and realize the anticipated benefits of acquisitions; the expense and impact of legal proceedings; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed's business are set forth in our Form 10-K filed with the SEC for the period ended December 31, 2012, and our subsequent quarterly reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.
About Riverbed
Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization. Additional information about Riverbed (NASDAQ: RVBD) is available at www.riverbed.com.

Riverbed and any Riverbed product or service, name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

INVESTOR RELATIONS CONTACT
Renee Lyall
Riverbed Technology
415-247-6353
renee.lyall@riverbed.com

###

Riverbed Technology
GAAP Condensed Consolidated Statements of Operations
In thousands, except per share amounts
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenue:
Product	$153,167	$144,605	$444,690	$391,008
Support and services	108,556	73,992	313,082	208,470
Total revenue	261,723	218,597	757,772	599,478
Cost of revenue:
Cost of product	41,772	30,985	123,135	89,412
Cost of support and services	29,085	19,072	87,020	57,112
Total cost of revenue	70,857	50,057	210,155	146,524
Gross profit	190,866	168,540	547,617	452,954
Operating expenses:
Sales and marketing	116,257	81,934	345,351	233,115
Research and development	49,461	36,139	149,440	106,052
General and administrative	17,729	13,884	55,164	44,010
Acquisition-related costs (credits)	4,882	(2,865)	16,085	(12,505)
Total operating expenses	188,329	129,092	566,040	370,672
Operating profit (loss)	2,537	39,448	(18,423)	82,282
Other (expense) income, net	(5,063)	5	(17,336)	(1,241)
(Loss) income before provision for income taxes	(2,526)	39,453	(35,759)	81,041
(Benefit from) provision for income taxes	(6,344)	14,723	(14,946)	31,228
Net income (loss)	$3,818	$24,730	$(20,813)	$49,813
Net income (loss) per share, basic	$0.02	$0.16	$(0.13)	$0.32
Net income (loss) per share, diluted	$0.02	$0.15	$(0.13)	$0.30
Shares used in computing basic net income (loss) per share	162,929	153,823	163,430	156,313
Shares used in computing diluted net income (loss) per share	167,692	161,877	163,430	164,880

Riverbed Technology
Condensed Consolidated Balance Sheets
In thousands
Unaudited

	September 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$207,811	$280,509
Short-term investments	225,249	170,605
Trade receivables, net	100,794	113,190
Inventory	31,687	24,175
Deferred tax assets	19,013	11,185
Prepaid expenses and other current assets	56,626	50,245
Total current assets	641,180	649,909
Long-term investments	87,852	78,476
Fixed assets, net	53,589	49,244
Goodwill	702,519	699,785
Intangible assets, net	429,496	506,842
Deferred tax assets, non-current	78	6,457
Other assets	33,322	33,626
Total assets	$1,948,036	$2,024,339
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,711	$50,417
Accrued compensation and related benefits	48,838	60,501
Other accrued liabilities	31,938	41,472
Current maturities of long-term borrowings	—	5,327
Deferred revenue	212,440	182,219
Total current liabilities	335,927	339,936
Deferred revenue, non-current	96,351	88,393
Borrowings, non-current, net of current maturities	522,441	566,814
Deferred tax liability, non-current	70,022	109,311
Other long-term liabilities	47,953	25,663
Total long-term liabilities	736,767	790,181
Stockholders' equity:
Common stock	758,143	757,777
Retained earnings	116,900	137,713
Accumulated other comprehensive income (loss)	299	(1,268)
Total stockholders' equity	875,342	894,222
Total liabilities and stockholders' equity	$1,948,036	$2,024,339

Riverbed Technology
Condensed Consolidated Statements of Cash Flows
In thousands
Unaudited

	Nine months ended September 30,
	2013	2012
Operating activities:
Net (loss) income	$(20,813)	$49,813
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	94,617	27,743
Stock-based compensation	75,159	66,170
Deferred taxes	(43,985)	4,655
Excess tax benefit from employee stock plans	(5,507)	(14,532)
Other non-cash items	1,736	—
Changes in operating assets and liabilities:
Trade receivables	12,396	(8,397)
Inventory	(7,511)	(7,293)
Prepaid expenses and other assets	(5,691)	3,637
Accounts payable	(10,038)	3,563
Accruals and other liabilities	1,561	(23,579)
Acquisition-related contingent consideration	—	(15,882)
Income taxes payable	(1,714)	16,895
Deferred revenue	38,179	82,518
Net cash provided by operating activities	128,389	185,311
Investing activities:
Capital expenditures	(18,284)	(17,121)
Purchase of available for sale securities	(317,399)	(403,482)
Proceeds from maturities of available for sale securities	236,562	274,428
Proceeds from sales of available for sale securities	15,045	112,760
Acquisitions, net of cash acquired	(1,000)	(6,458)
Net cash used in investing activities	(85,076)	(39,873)
Financing activities:
Proceeds from issuance of common stock under employee stock plans, net of repurchases	56,293	32,751
Cash used related to net shares settlement of equity awards	(4,289)	(4,278)
Payments for repurchases of common stock	(125,081)	(127,144)
Payment of borrowings	(50,015)	—
Excess tax benefit from employee stock plans	5,507	14,532
Net cash used in financing activities	(117,585)	(84,139)
Effect of exchange rate changes on cash and cash equivalents	1,574	2,506
Net (decrease) increase in cash and cash equivalents	(72,698)	63,805
Cash and cash equivalents at beginning of period	280,509	215,476
Cash and cash equivalents at end of period	$207,811	$279,281

Riverbed Technology
Supplemental Financial Information
In thousands
Unaudited

	Three months ended			Nine months ended
	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Revenue by Geography
Americas	$164,015	$156,850	$133,656	$479,056	$354,848
Europe, Middle East and Africa	64,179	59,397	56,992	181,445	159,202
Asia Pacific	33,529	33,663	27,949	97,271	85,428
Total revenue	$261,723	$249,910	$218,597	$757,772	$599,478
As a percentage of total revenues:
Americas	63%	63%	61%	63%	59%
Europe, Middle East and Africa	25%	24%	26%	24%	27%
Asia Pacific	12%	13%	13%	13%	14%
Total revenue	100%	100%	100%	100%	100%
Revenue by Sales Channel
Direct	$28,654	$42,988	$10,626	$120,611	$31,050
Indirect	233,069	206,922	207,971	637,161	568,428
Total revenue	$261,723	$249,910	$218,597	$757,772	$599,478
As a percentage of total revenues:
Direct	11%	17%	5%	16%	5%
Indirect	89%	83%	95%	84%	95%
Total revenue	100%	100%	100%	100%	100%

Riverbed Technology
GAAP to Non-GAAP Reconciliation
In thousands, except per share amounts
Unaudited

	Three months ended			Nine months ended
GAAP to Non-GAAP Reconciliations:	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Reconciliation of Total revenue:
U.S. GAAP as reported	$261,723	$249,910	$218,597	$757,772	$599,478
Adjustments:
Deferred revenue adjustment (6)	3,250	4,842	199	14,571	1,526
As adjusted	$264,973	$254,752	$218,796	$772,343	$601,004
Reconciliation of Net income (loss):
U.S. GAAP as reported	$3,818	$(16,521)	$24,730	$(20,813)	$49,813
Adjustments:
Stock-based compensation (1)	25,104	25,529	20,252	75,159	66,170
Payroll tax on stock-based compensation (2)	63	1,076	230	1,532	1,654
Amortization on intangibles (3)	25,817	25,818	5,474	77,945	16,335
Acquisition-related costs (credits) (5)	4,902	7,751	(2,371)	17,217	(10,015)
Inventory fair value adjustment (4)	—	191	—	1,700	—
Deferred revenue adjustment (6)	3,250	4,842	199	14,571	1,526
Other income (expense), net (8)	—	—	525	—	2,612
Income tax adjustments (7)	(19,698)	(12,127)	(2,958)	(48,839)	(11,218)
As adjusted	$43,256	$36,559	$46,081	$118,472	$116,877
Reconciliation of Net income (loss) per share, diluted:
U.S. GAAP as reported	$0.02	$(0.10)	$0.15	$(0.13)	$0.30
Adjustments:
Stock-based compensation (1)	0.15	0.15	0.13	0.45	0.40
Payroll tax on stock-based compensation (2)	—	0.01	—	0.01	0.01
Amortization on intangibles (3)	0.15	0.15	0.03	0.46	0.10
Acquisition-related costs (credits) (5)	0.03	0.05	(0.01)	0.10	(0.06)
Inventory fair value adjustment (4)	—	—	—	0.01	—
Deferred revenue adjustment (6)	0.03	0.03	—	0.09	0.01
Other income (expense), net (8)	—	—	—	—	0.02
Income tax adjustments (7)	(0.12)	(0.07)	(0.02)	(0.29)	(0.07)
As adjusted	$0.26	$0.22	$0.28	$0.70	$0.71
Non-GAAP Net income per share, basic	$0.27	$0.22	$0.30	$0.72	$0.75
Non-GAAP Net income per share, diluted	$0.26	$0.22	$0.28	$0.70	$0.71
Shares used in computing basic net income per share	162,929	163,995	153,823	163,430	156,313
Shares used in computing diluted net income per share	167,692	168,126	161,877	168,411	164,880

Riverbed Technology GAAP to Non-GAAP Reconciliation (continued) In thousands, except per share amounts Unaudited
	Three months ended			Nine months ended
GAAP to Non-GAAP Reconciliations:	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Non-GAAP adjustments:
Product revenue	$87	$—	$—	$87	$—
Support and services revenue	3,163	4,842	199	14,484	1,526
Cost of product	12,201	12,413	3,858	38,226	11,582
Cost of support and services	2,209	2,506	1,660	6,576	5,146
Sales and marketing	24,236	24,821	10,547	74,536	33,259
Research and development	8,697	9,668	7,079	26,103	23,277
General and administrative	3,661	3,890	3,306	12,027	13,385
Acquisition-related costs (credits)	4,882	7,067	(2,865)	16,085	(12,505)
Other income (expense), net	—	—	525	—	2,612
Provision for income taxes	(19,698)	(12,127)	(2,958)	(48,839)	(11,218)
Total Non-GAAP adjustments	$39,438	$53,080	$21,351	$139,285	$67,064

_______________________
(1) Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation effective January 1, 2006.
(2) Payroll tax on stock-based compensation represents the incremental cost for employer payroll taxes on stock option exercises and restricted stock units vested and released.
(3) The intangible assets recorded at fair value as a result of our acquisition are amortized over the estimated useful life of the respective asset.
(4) The inventory fair value adjustment recorded pursuant to our acquisition is excluded from our non-GAAP operating expenses as this cost would not have otherwise occurred in the period presented.
(5) We incurred expenses in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our operating expenses; therefore, these costs (credits) are excluded from our non-GAAP operating expenses.
(6) Business combination accounting rules require us to account for the fair value of deferred revenue assumed in connection with an acquisition. The non-GAAP adjustment is intended to reflect the full amount of support and service revenue that would have otherwise been recorded by the acquired entity.
(7) The non-GAAP tax rate excludes the income tax effects of non-GAAP adjustments. Additionally, the non-GAAP tax rate includes adjustments to our tax valuation allowance on deferred tax assets and excludes the interim tax cost of the one-time transfer of intellectual property rights between our legal entities.
(8) We incurred expenses, including revaluation of the contingent consideration, in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our other expense, net; therefore, these costs are excluded from our non-GAAP operating expenses.